10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund
Global Dividend Opportunity Fund
Security
American Electric power Co
Advisor
EIMCO
Transaction Date
4/1/2009
Cost
$50,000
Offering Purchase
0.08%
Broker
Credit Suisse
Underwriting Syndicate Members
Credit Suisse
Citi
J.P. Morgan
Wachovia Securities

Fund
Global Dividend Opportunity Fund
Security
American Campus Communities
Advisor
EIMCO
Transaction Date
5/5/2009
Cost
$2,500
Offering Purchase
0.03%
Broker
Merrill Lynch
Underwriting Syndicate Members
Merrill Lynch & Co
KeyBanc Capital Markets
Deutsche Bank Securities
Wachovia Securities

Fund
Global Dividend Opportunity Fund
Security
American Campus Communities
Advisor
EIMCO
Transaction Date
5/5/2009
Cost
$10,000
Offering Purchase
0.12%
Broker
Merrill Lynch
Underwriting Syndicate Members
Merrill Lynch & Co
KeyBanc Capital Markets
Deutsche Bank Securities
Wachovia Securities

Fund
Global Dividend Opportunity Fund
Security
Dean Foods
Advisor
EIMCO
Transaction Date
5/5/2009
Cost
$82,500
Offering Purchase
0.37%
Broker
Merrill Lynch
Underwriting Syndicate Members
Merrill Lynch
J.P.Morgan
Barclays Capital
Wachovia Bank, NA

Fund
Global Dividend Opportunity Fund
Security
Dominion
Advisor
EIMCO
Transaction Date
6/10/2009
Cost
$78,125
Offering Purchase
0.31%
Broker
Morgan Stanley
Underwriting Syndicate Members
Morgan Stanley
Wachovia Bank, NA
UBS Investment Bank
Banc of America Securities LLC

Fund
Global Dividend Opportunity Fund
Security
Dominion
Advisor
EIMCO
Transaction Date
6/10/2009
Cost
$46,875
Offering Purchase
0.19%
Broker
Morgan Stanley
Underwriting Syndicate Members
Morgan Stanley
Wachovia Bank, NA
UBS Investment Bank
Banc of America Securities LLC

Fund
Global Dividend Opportunity Fund
Security
Portland General Electric
Advisor
EIMCO
Transaction Date
3/5/09
Cost
$70,000
Offering Purchase
0.65%
Broker
JP Morgan
Underwriting Syndicate Members
JP Morgan
Barclays
Deutsche
Wachovia Securities

Fund
Global Dividend Opportunity Fund
Security
Northeast Utilities
Advisor
EIMCO
Transaction Date
3/16/09
Cost
$50,000
Offering Purchase
0.30%
Broker
JP Morgan
Underwriting Syndicate Members
Merrill Lynch & co
J.P.Morgan
Barclays Capital
Wachovia Securities

Fund
Global Dividend Opportunity Fund
Security
FLP Group Capital Inc. PFD 8.75% PFD
Advisor
EIMCO
Transaction Date
3/13/09
Cost
$40,000
Offering Purchase
0.29%
Broker
Janney Montgomery
Underwriting Syndicate Members
Banc of America Securities LLC
Morgan Stanley
Wachovia Securities Inc
Citi

Fund
Global Dividend Opportunity Fund
Security
FLP Group Capital Inc. PFD 8.75% PFD
Advisor
EIMCO
Transaction Date
3/13/09
Cost
$100,000
Offering Purchase
0.71%
Broker
Maxim
Underwriting Syndicate Members
Banc of America Securities LLC
Morgan Stanley
Wachovia Securities Inc
Citi